SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                ----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 19, 2005

                              GREAT WEST GOLD, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           WYOMING                      000-24262               91-1363905
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)     (IRS EMPLOYEE
INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


          c/o St James Resource Management Limited, 16 Hanover Square,
                         London, W1S 1HT, United Kingdom
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                + 44 207 408 9451
                            (ISSUER TELEPHONE NUMBER)

                                (FORMER ADDRESS)

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FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 8.01  OTHER EVENTS

On April 1, 2004, we disclosed on Form 8-K the acquisition of all of the shares of Barnard Castle Limited ("Barnard"), Valley Forge Site Limited ("Valley Forge"), and Steinbeck Limited ("Steinbeck"). Additionally, on September 15, 2004, we disclosed on Form 8-K the acquisition of all of the shares of Golden Sierra Limited ("Golden Sierra") and Western Gold Limited ("Western Gold") (collectively the "Acquired Companies"). Pursuant to Stock Purchase Agreements, the Acquired Companies became our wholly owned subsidiaries.

The financial statements filed for the Acquired Companies in the Form 8-K's dated April 1, 2004 and September 15, 2004 improperly accounted for the financial status of the Acquired Companies and should not be relied upon. The Acquired Companies were development stage mining companies whose sole asset consisted of mining rights. The Acquired Companies had no tangible assets, liabilities, or operations; therefore, the entire purchase price consisting of common stock, has been expensed.

In connection with the changes in the method of valuation for the Acquired Companies, we are amending our 10-QSB for the period ending September 30, 2004 and our 10-KSB for the period ending December 31, 2004 to properly account for the Acquired Companies.


ITEM 9.01  FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial Statements of Business Acquired.

            None.

(b) Pro Forma Financial Information.

            None.

(c) Exhibits.

            None.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Great West Gold, Inc.

                                            By: /s/ Richard Mark Axtell
                                            --------------------------
                                            RICHARD MARK AXTELL
                                            PRESIDENT


Dated: October 19, 2005